EXHIBIT 99.2

PROLOGIS, INC. AND PROLOGIS, L.P.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

Unless stated otherwise or the context otherwise requires, references to “Prologis, Inc.” mean Prologis, Inc. and its consolidated subsidiaries; and references to “Prologis, L.P.” or the “Operating Partnership” mean Prologis, L.P., and its consolidated subsidiaries. The terms “the Company,” “Prologis,” “we,” “our” or “us” means Prologis, Inc. and the Operating Partnership collectively. Please refer to the explanatory note provided in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and in our Annual Report on Form 10-K for the year ended December 31, 2014.

On May 29, 2015, we acquired the real estate assets and operating platform of KTR Capital Partners and its affiliates (“KTR”). The portfolio included 315 operating properties aggregating 59 million square feet, 3.6 million square feet of properties under development and land parcels that will support an estimated build out of 6.8 million square feet (the “Portfolio”). The properties were acquired by our consolidated co-investment venture Prologis U.S. Logistics Venture (“USLV”), of which we own 55%. The acquisition was funded through cash, the assumption of secured mortgage debt and the issuance of 4.5 million common limited partnership units in the Operating Partnership. Prologis’ portion of cash paid for the acquisition was $2.6 billion. We incurred $24.7 million of acquisition costs that were included in Other Expense in the Consolidated Statements of Operations for the six months ended June 30, 2015.

This pro forma consolidated financial information should be read in conjunction with the consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2014, and our Form 10-Q for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission. The Form 10-Q for the quarter ended June 30, 2015, reflects the acquisition of KTR; therefore, the pro forma consolidated financial information does not include a consolidated balance sheet as of June 30, 2015.

The purchase allocation adjustments made in connection with the pro forma consolidated statements of operations are based on the information available at this time. Subsequent purchase allocation adjustments may be made based on additional information.

The KTR Portfolio’s historical financial statements include rental revenue and expenses related to various properties that were sold by KTR in 2014 and 2015 and not acquired by us. Pro forma adjustments have been reflected in the statements below to eliminate such rental revenue and expenses related to these properties.

The pro forma consolidated financial information does not purport to represent the Company’s results of operations that would actually have occurred had the acquisition of KTR occurred on January 1, 2014; nor does it purport to project our results of operations as of any future date or for any future period.

PROLOGIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(In thousands, except per share amounts)

	Prologis, Inc. Historical (1)	KTR Portfolio (2)	Pro Forma Adjustments		Pro Forma Consolidated
Revenues:
Rental income	$682,375	$119,728	$7,724	(3)	$809,827
Rental recoveries	197,871	34,215	—		232,086
Strategic capital income	89,071	—	—		89,071
Development management and other income	3,934	—	—		3,934

Total revenues	973,251	153,943	7,724		1,134,918

Expenses:
Rental expenses	252,533	46,773	(2,714	)(4)	296,592
Strategic capital expenses	40,476	—	—		40,476
General and administrative expenses	113,315	—	—		113,315
Depreciation and amortization	359,996	—	62,119	(5)	422,115
Other expenses	35,702	—	(24,666	)(6)	11,036

Total expenses	802,022	46,773	34,739		883,534

Operating income	171,229	107,170	(27,015)		251,384

Other income (expense):
Earnings from unconsolidated entities, net	72,826	—	—		72,826
Interest expense	(137,663)	(13,301)	(9,729	)(7)	(160,693)
Interest and other income, net	12,896	—	—		12,896
Gains on dispositions of investments in real estate, net	386,497	—	—		386,497
Foreign currency and derivative gains and related amortization, net	9,054	—	—		9,054
Losses on early extinguishment of debt, net	(16,525)	—	—		(16,525)

Total other income (expense)	327,085	(13,301)	(9,729)		304,055

Earnings before income taxes	498,314	93,869	(36,744)		555,439
Current income tax expense	5,545	—	—		5,545
Deferred income tax expense	1,197	—	—		1,197

Total income tax expense	6,742	—	—		6,742

Consolidated net earnings	491,572	93,869	(36,744)		548,697
Net (earnings) attributable to noncontrolling interests	(2,778)	—	(32,219	)(8)	(34,997)

Net earnings attributable to controlling interests	488,794	93,869	(68,963)		513,700
Less preferred stock dividends	3,348	—	—		3,348

Net earnings attributable to common stockholders	$485,446	$93,869	$(68,963)		$510,352

Weighted average common shares outstanding - Basic	518,791		—		518,791

Weighted average common shares outstanding - Diluted	529,827		3,704	(9)	533,531

Net earnings per share attributable to common stockholders - Basic	$0.94				$0.98

Net earnings per share attributable to common stockholders - Diluted	$0.92				$0.97

The accompanying notes are an integral part of this pro forma condensed consolidated statement of operations.

PROLOGIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands, except per share amounts)

	Prologis, Inc. Historical (10)	KTR Portfolio (11)	Pro Forma Adjustments		Pro Forma Consolidated
Revenues:
Rental income	$1,178,609	$250,790	$(14,579	)(12)	$1,414,820
Rental recoveries	348,740	67,988	—		416,728
Strategic capital income	219,871	—	—		219,871
Development management and other income	13,567	—	—		13,567

Total revenues	1,760,787	318,778	(14,579)		2,064,986

Expenses:
Rental expenses	430,787	98,334	(15,124	)(13)	513,997
Strategic capital expenses	96,496	—	—		96,496
General and administrative expenses	247,768	—	—		247,768
Depreciation and amortization	642,461	—	165,650	(14)	808,111
Other expenses	23,467	—	—		23,467

Total expenses	1,440,979	98,334	150,526		1,689,839

Operating income	319,808	220,444	(165,105)		375,147

Other income (expense):
Earnings from unconsolidated entities, net	134,288	—	—		134,288
Interest expense	(308,885)	(32,145)	(23,128	)(15)	(364,158)
Interest and other income, net	25,768	—	—		25,768
Gains on dispositions of investments in real estate and revaluation of equity investments upon acquisition of a controlling interest, net	725,790	—	—		725,790
Foreign currency and derivative (losses) and related amortization, net	(17,841)	—	—		(17,841)
Losses on early extinguishment of debt, net	(165,300)	—	—		(165,300)

Total other income (expense)	393,820	(32,145)	(23,128)		338,547

Earnings (loss) before income taxes	713,628	188,299	(188,233)		713,694
Current income tax expense	(61,584)	—	—		(61,584)
Deferred income tax benefit	87,240	—	—		87,240

Total income tax expense	25,656	—	—		25,656

Consolidated net earnings	739,284	188,299	(188,233)		739,350
Net (earnings) attributable to noncontrolling interests	(103,101)	—	(7,670	)(16)	(110,771)

Net earnings attributable to controlling interests	636,183	188,299	(195,903)		628,579
Less preferred stock dividends	7,431	—	—		7,431
Loss on preferred stock redemption / repurchase	6,517	—	—		6,517

Net earnings attributable to common stockholders	$622,235	$188,299	$(195,903)		$614,631

Weighted average common shares outstanding - Basic	499,583		—		499,583

Weighted average common shares outstanding - Diluted	506,391		4,500	(17)	510,891

Net earnings per share attributable to common stockholders - Basic	$1.25				$1.23

Net earnings per share attributable to common stockholders - Diluted	$1.24				$1.22

The accompanying notes are an integral part of this pro forma condensed consolidated statement of operations.

PROLOGIS, L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(In thousands, except per unit amounts)

	Prologis, L.P.	KTR	Pro Forma		Pro Forma
	Historical (1)	Portfolio (2)	Adjustments		Consolidated
Revenues:
Rental income	$682,375	$119,728	$7,724	(3)	$809,827
Rental recoveries	197,871	34,215	—		232,086
Strategic capital income	89,071	—	—		89,071
Development management and other income	3,934	—	—		3,934

Total revenues	973,251	153,943	7,724		1,134,918

Expenses:
Rental expenses	252,533	46,773	(2,714	)(4)	296,592
Strategic capital expenses	40,476	—	—		40,476
General and administrative expenses	113,315	—	—		113,315
Depreciation and amortization	359,996	—	62,119	(5)	422,115
Other expenses	35,702	—	(24,666	)(6)	11,036

Total expenses	802,022	46,773	34,739		883,534

Operating income	171,229	107,170	(27,015)		251,384

Other income (expense):
Earnings from unconsolidated entities, net	72,826	—	—		72,826
Interest expense	(137,663)	(13,301)	(9,729	)(7)	(160,693)
Interest and other income, net	12,896	—	—		12,896
Gains on dispositions of investments in real estate, net	386,497	—	—		386,497
Foreign currency and derivative gains and related amortization, net	9,054	—	—		9,054
Losses on early extinguishment of debt, net	(16,525)	—	—		(16,525)

Total other income (expense)	327,085	(13,301)	(9,729)		304,055

Earnings before income taxes	498,314	93,869	(36,744)		555,439
Current income tax expense	5,545	—	—		5,545
Deferred income tax expense	1,197	—	—		1,197

Total income tax expense	6,742	—	—		6,742

Consolidated net earnings	491,572	93,869	(36,744)		548,697
Net (earnings) attributable to noncontrolling interests	(198)	—	(28,443	)(8)	(28,641)

Net earnings attributable to controlling interests	491,374	93,869	(65,187)		520,056
Less preferred unit distributions	3,348	—	—		3,348

Net earnings attributable to common unitholders	$488,026	$93,869	$(65,187)		$516,708

Weighted average common units outstanding - Basic	521,548		3,704	(9)	525,252

Weighted average common units outstanding - Diluted	529,827		3,704	(9)	533,531

Net earnings per unit attributable to common unitholders - Basic	$0.94				$0.98

Net earnings per unit attributable to common unitholders - Diluted	$0.92				$0.97

The accompanying notes are an integral part of this pro forma condensed consolidated statement of operations.

PROLOGIS, L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands, except per unit amounts)

	Prologis, L.P. Historical (10)	KTR Portfolio (11)	Pro Forma Adjustments		Pro Forma Consolidated
Revenues:
Rental income	$1,178,609	$250,790	$(14,579	)(12)	$1,414,820
Rental recoveries	348,740	67,988	—		416,728
Strategic capital income	219,871	—	—		219,871
Development management and other income	13,567	—	—		13,567

Total revenues	1,760,787	318,778	(14,579)		2,064,986

Expenses:
Rental expenses	430,787	98,334	(15,124	)(13)	513,997
Strategic capital expenses	96,496	—	—		96,496
General and administrative expenses	247,768	—	—		247,768
Depreciation and amortization	642,461	—	165,650	(14)	808,111
Other expenses	23,467	—	—		23,467

Total expenses	1,440,979	98,334	150,526		1,689,839

Operating income	319,808	220,444	(165,105)		375,147

Other income (expense):
Earnings from unconsolidated entities, net	134,288	—	—		134,288
Interest expense	(308,885)	(32,145)	(23,128	)(15)	(364,158)
Interest and other income, net	25,768	—	—		25,768
Gains on dispositions of investments in real estate and revaluation of equity investments upon acquisition of a controlling interest, net	725,790	—	—		725,790
Foreign currency and derivative (losses) and related amortization, net	(17,841)	—	—		(17,841)
Losses on early extinguishment of debt, net	(165,300)	—	—		(165,300)

Total other income (expense)	393,820	(32,145)	(23,128)		338,547

Earnings (loss) before income taxes	713,628	188,299	(188,233)		713,694
Current income tax expense	(61,584)	—	—		(61,584)
Deferred income tax benefit	87,240	—	—		87,240

Total income tax expense	25,656	—	—		25,656

Consolidated net earnings	739,284	188,299	(188,233)		739,350
Net (earnings) attributable to noncontrolling interests	(100,900)	—	(2,161	)(16)	(103,061)

Net earnings attributable to controlling interests	638,384	188,299	(190,394)		636,289
Less preferred unit distributions	7,431	—	—		7,431
Loss on preferred unit redemption / repurchase	6,517	—	—		6,517

Net earnings attributable to common unitholders	$624,436	$188,299	$(190,394)		$622,341

Weighted average common units outstanding - Basic	501,349		4,500	(17)	505,849

Weighted average common units outstanding - Diluted	506,391		4,500	(17)	510,891

Net earnings per unit attributable to common unitholders - Basic	$1.25				$1.23

Net earnings per unit attributable to common unitholders - Diluted	$1.24				$1.22

The accompanying notes are an integral part of this pro forma condensed consolidated statement of operations.

PROLOGIS, INC. AND PROLOGIS, L.P.

ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND FOR THE YEAR ENDED DECEMBER 31, 2014

(1)	Represents the consolidated statement of operations for Prologis, Inc. or Prologis, L.P. for the six months ended June 30, 2015, which was included in our previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Included in these results is $27.4 million of net operating income (rental income less rental expenses) from the date of acquisition through June 30, 2015. The difference between the net operating income recognized in our operating results and the historical KTR Portfolio net operating income primarily relates to leasing activity in the Portfolio and development properties that were stabilized during 2014 and 2015. As of June 30, 2015, the KTR Portfolio of operating properties was 90% occupied.
(2)	This information represents the combined revenue and certain expenses of KTR for the period from January 1, 2015, through the acquisition date of May 29, 2015.
(3)	Rental income is adjusted to recognize: (i) $1.1 million reduction due to properties sold prior to acquisition, (ii) $9.4 million increase of total minimum lease payments provided under the acquired leases on a straight line basis over the remaining lease term and (iii) the amortization of the asset or liability from the acquired leases with favorable or unfavorable rents relative to estimated market rents, including a reduction of $2.4 million from amortization of the asset and an increase of $1.8 million from amortization of the liability. The asset or liability from the acquired leases with favorable or unfavorable market rents relative to estimated market rents is amortized using the remaining lease term associated with these leases, which is approximately five years.
(4)	Rental expense is adjusted for (i) $0.4 million reduction due to properties sold, (ii) a $4.0 million reduction for the removal of the Portfolio’s historical property management fees; and (iii) a $1.7 million increase of property management expense which primarily include estimated incremental salaries and benefits for property management personnel.
(5)	Depreciation and amortization expense is recorded based on the preliminary purchase price allocation of KTR to recognize real estate depreciation expense of $53.8 million as a result of the acquisition of the properties acquired and to reflect amortization expense of $8.3 million on intangible assets recognized related to the estimated value of in-place leases as of January 1, 2014. We estimated the average useful life of the properties to be 35 years and the remaining lease term associated with the in-place leases to be approximately six years.
(6)	Other expenses is adjusted to exclude acquisition costs of $24.7 million incurred by the Company related to the acquisition of the Portfolio, as these costs were directly attributable to the Portfolio acquisition and are not recurring in nature.
(7)	The adjustment to interest expense includes: (i) the removal of the Portfolio’s historical interest expense of $13.3 million; and (ii) the additional interest expense attributable to the debt assumed, which was adjusted to fair value, as well as the interest expense on the $1.8 billion of variable rate debt and $0.8 billion of fixed rate debt issued by Prologis to finance our cash portion of the acquisition ($2.6 billion) as detailed in the table below (in thousands):

	Pro forma	Weighted Average Effective Interest	Additional Interest
Debt	Borrowings	Rate	Expense
Secured mortgage debt assumed	$735,172	2.69%	$8,220
Prologis cash portion of acquisition	2,556,265	1.39%	14,810

Pro forma adjustment to interest expense			$23,030

A 12.5 basis points, or 1/8th of 1.0%, increase (decrease) in the one-month LIBOR would increase (decrease) interest expense by approximately $1.1 million for the six months ended June 30, 2015.

(8)	An adjustment of $32.2 million was made to Prologis, Inc. and an adjustment of $28.4 million was made to Prologis, L.P. to reflect: (i) the adjustment to the income allocated to noncontrolling interests, (ii) adjustment to reflect our partner’s share of increased asset management fees within USLV; and (iii) the adjustment related to the limited partnership unitholders ownership percentage.
(9)	Represents the weighted average effect of Operating Partnership units issued in connection with the acquisition of the Portfolio.
(10)	Represents the consolidated statement of operations for Prologis, Inc. or Prologis L.P. for the year ended December 31, 2014, which was included in our previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(11)	This information represents the combined revenue and certain expenses of the Portfolio for the year ended December 31, 2014, which is included in Exhibit 99.1 to this Report on Form 8-K/A.

PROLOGIS, INC. AND PROLOGIS, L.P.

ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND FOR THE YEAR ENDED DECEMBER 31, 2014

(12)	Rental income is adjusted to recognize: (i) $35.7 million reduction due to properties sold prior to acquisition, (ii) $22.7 million increase of total minimum lease payments provided under the acquired leases on a straight line basis over the remaining lease term; and (iii) the amortization of the asset or liability from the acquired leases with favorable or unfavorable rents relative to estimated market rents, including a reduction of $6.3 million from amortization of the asset and an increase of $4.7 million from amortization of the liability. The asset or liability from the acquired leases with favorable or unfavorable market rents relative to estimated market rents is amortized using the remaining lease term associated with these leases, which is approximately five years.
(13)	Rental expense is adjusted for (i) $9.9 million reduction due to properties sold, (ii) a $9.4 million reduction for the removal of the Portfolio’s historical property management fees; and (iii) a $4.2 million increase of property management expense, which primarily include estimated incremental salaries and benefits for property management personnel.
(14)	Depreciation and amortization expense is recorded based on the preliminary purchase price allocation of KTR to recognize real estate depreciation expense of $143.6 million as a result of the acquisition of the properties acquired and to reflect amortization expense of $22.1 million on intangible assets recognized related to the estimated value of in-place leases as of January 1, 2014. We estimated the average useful life of the industrial properties to be 35 years and the remaining lease term associated with the in-place leases to be approximately six years.
(15)	The adjustment to interest expense includes: (i) the removal of the Portfolio’s historical interest expense of $32.1 million; and (ii) the additional interest expense attributable to the debt assumed, which was adjusted to fair value, as well as the interest expense on the $1.8 billion of variable rate debt and $0.8 billion of fixed rate debt issued by Prologis to finance our cash portion of the acquisition ($2.6 billion) as detailed in the table below (in thousands):

	Pro forma	Weighted Average Effective Interest	Additional Interest
Debt	Borrowings	Rate	Expense
Secured mortgage debt assumed	$735,172	2.69%	$19,727
Prologis cash portion of acquisition	2,556,265	1.39%	35,545

Pro forma adjustment to interest expense			$55,272

A 12.5 basis points, or 1/8th of 1.0%, increase (decrease) in the one-month LIBOR would increase (decrease) interest expense by approximately $2.2 million for the year.

(16)	An adjustment of $7.7 million was made to Prologis Inc. and an adjustment of $2.2 million was made to Prologis, L.P. to reflect: (i) the adjustment to the income allocated to noncontrolling interests, (ii) adjustment to reflect our partner’s share of increased asset management fees within USLV and (iii) the adjustment related to the limited partnership unitholders ownership percentage.
(17)	Represents the impact of Operating Partnership units issued in connection with the acquisition of the Portfolio.